Exhibit 32.1
Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes

-Oxley Act of 2002
In

connection

with

the

Annual

Report

of

USCB

Financial

Holdings,

Inc.

(the

“Company”)

on

Form 10-K

for

the

year
ended December 31,

2024 (the

“Report”),

as filed

with the

Securities and

Exchange Commission

on the

date hereof

(the
“Report”), I,

Luis

de

la

Aguilera,

as

President

and

Chief

Executive

Officer

of

the

Company,

certify,

to

the

best

of

my
knowledge, pursuant to 18 U.S.C. §1350, as adopted

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

that:
1)

The

Report

fully

complies

with

the

requirements

of

Section 13(a) or

15(d),

as

applicable,

of

the

Securities
Exchange Act of 1934; and
2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
/s/ Luis de la Aguilera
Luis de la Aguilera
Chairman, President,

and Chief Executive Officer
Date: 3/14/2025